                                                                 EXHIBIT 10.8(f)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into effective as of November 3 2000, among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), BANK OF AMERICA, N. A. ("Bank of America"), as a Bank, as an Issuing Bank, and as Agent for the Banks, and Woodward Marketing, Inc., Atmos Energy Marketing LLC, J. D. Woodward and James Kifer (collectively the "Guarantors").

         WHEREAS, Borrower and Banks entered into that certain Credit Agreement, dated to be effective as of August 9, 2000, as amended by that certain First Amendment to Credit Agreement and Guaranty of Atmos Energy Marketing, LLC dated as of September 29, 2000, (as amended the "Credit Agreement"); and

         WHEREAS, the Obligations (as defined in the Credit Agreement) were guaranteed by the Guarantors pursuant to a Guaranty Agreement executed by each of the Guarantors, in favor of the Banks (the "Guaranty Agreements"), dated as of August 9, 2000; and

         WHEREAS, the Obligations are secured by security interests in the Collateral (as defined in the Credit Agreement) granted to Bank pursuant to the Security Agreements (as defined in the Credit Agreement) and pursuant to the Nations Funds Security Agreement (as defined in the Credit Agreement), each executed by Borrower (collectively, the "Security Agreements"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Bank of America and the Guarantors agree as follows:

         1. A definition "Collateralized L/C Line" is added to Section 1.01 of the Credit Agreement, Certain Defined Terms, to read as follows:

                  "Collateralized L/C Line" means that certain uncommitted line of credit in an amount of up to $15,000,000.00 for the purpose of providing Cash Collateralized Letters of Credit with tenors not exceed 90 days.

         2. The definition of "Line" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Line" means any of the Borrowing Base Line, the Collateralized Line or the Overdraft Line.

         3. The definition of "Net Working Capital" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Net Working Capital" means the excess of Current Assets (minus all amounts due from employees, owners, Subsidiaries and Affiliates other than Accounts of Atmos Energy Corporation and its Subsidiaries and Affiliates permitted to be included as Eligible Accounts in the calculation of the Borrowing Base Advance Cap and minus the amount of any Cash Collateral pledged by the Borrower to secure a Letter of Credit under the Collateralized L/C Line) over Current Liabilities (excluding the current portion of Subordinated Debt), less investments in Capital Stock. In calculating Net Working Capital, the amount of Subordinated Debt excluded from liabilities in such calculation shall not exceed an amount equal to (i) 50% of the resultant Net Working Capital, plus (ii) the amount of the portion of Subordinated Debt the proceeds of which at such time are being used as Cash Collateral pledged by the Borrower to secure a Letter of Credit under the Collateralized L/C Line.

         4. The definition of "Tangible Net Worth" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Tangible Net Worth" means (a) the sum of the Borrower's assets, as determined in accordance with GAAP, less (b) the sum of the Borrower's liabilities excluding Subordinated Debt, as determined in accordance with GAAP, less (c) all amounts due from employees, owners, Subsidiaries and Affiliates other than Accounts permitted to be included as Eligible Accounts in the calculation of the Borrowing Base Advance Cap, less (d) investments in Capital Stock, less (e) the intangible assets of the Borrower, as determined in accordance with GAAP, less (f) the amount of any Cash Collateral pledged by the Borrower to secure a Letter of Credit under the Collateralized L/C Line. In calculating Tangible Net Worth, the amount of Subordinated Debt excluded from liabilities in such calculation shall not exceed an amount equal to (i) 50% of the resultant Tangible Net Worth plus (ii) the amount of the portion of Subordinated Debt the proceeds of which at such time are being used as Cash Collateral pledged by the Borrower to secure a Letter of Credit under the Collateralized L/C Line.

         5. Section 3.01 (a) of Section 3.01 of the Credit Agreement, The Letter of Credit Lines, is hereby deleted in its entirety and replaced with the following:

                  3.01 The Letter of Credit Lines.

                           (a) On an uncommitted basis and on the terms and conditions set forth herein and if the Issuance of such Letter of Credit has been consented to by the Banks in their sole discretion (i) Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Expiration Date, to consider the Issuance of Letters of Credit for the account of the Borrower under the Borrowing Base Line or the Collateralized L/C Line and to consider whether to amend or renew Letters of Credit previously Issued by it, in accordance with Subsections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks shall participate in Letters of Credit Issued for the account of the Borrower; provided, however, the Declining Bank shall not have any obligation to and shall not be deemed to have participated in any



SECOND AMENDMENT TO CREDIT AGREEMENT - PAGE 2

         Letters of Credit which are Issued on or after the Conversion to Single Funding Bank Date. Within the foregoing limits, and subject to the other terms and conditions hereof including, without limitation, the approval of the Banks in their sole discretion, the Borrower's ability to request that Issuing Bank Issue Letters of Credit shall be fully revolving, and, accordingly, the Borrower may, during the foregoing period, request that Issuing Bank Issue Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed. The Existing L/Cs shall be deemed to be Letters of Credit Issued under this Agreement and shall be entitled to the benefits of this Agreement.

         6. Subsection 3.01 (b)(viii) of Section 3.01 of the Credit Agreement, The Letter of Credit Lines, is hereby deleted in its entirety and replaced with the following:

                  (viii) the amount of such requested Letter of Credit exceeds the Borrowing Base Advance Cap or Collateralized L/C Line limit.

         7. Section 3.07 of the Credit Agreement, Cash Collateral Pledge, is hereby deleted in its entirety and replaced with the following:

         3.07 Cash Collateral Pledge. Upon the request of the Agent, (i) if Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (ii) if, as of the Expiration Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations. Upon the occurrence of the circumstances described in Section 2.06 requiring the Borrower to Cash Collateralize Letters of Credit, then, the Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to the applicable excess. In addition, the Borrower shall Cash Collateralize any Letter of Credit to be Issued under the Collateralized L/C Line on or before such Letter of Credit is actually Issued in an amount equal to such Letter of Credit.

         8. Schedule 2.01 of the Credit Agreement is deleted in its entirety and replaced with the Schedule 2.01 attached hereto.

         9. The Form of Notice of Borrowing (Letters Of Credit) attached to the Credit Agreement is deleted in its entirety and replaced with Exhibit A, which is attached hereto.

         10. Renewal; Continued Effect. Except as set forth above, the Credit Agreement shall continue in full force and effect.

         11. Representations. To induce the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Banks, (b)


SECOND AMENDMENT TO CREDIT AGREEMENT - PAGE 3 that no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANK AND THAT THE BANK HAS ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO BANK THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

         12. Conditions Precedent. As a condition to Bank of America entering into this Amendment, no Default or Event of Default shall exist on the date hereof, and Bank of America must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to Bank of America:

                  (a) this Amendment, duly executed by Borrower;

                  (b) a Renewal Promissory Note in the amount of $115,000,000.00, duly executed by Borrower;

                  (c) an Amended and Restated Guaranty of each of the Guarantors; and

                  (d) such other documents or certificates as Bank of America may reasonably request.

         13. Ratification of Security Agreements. Borrower ratifies and confirms the Security Agreements, and acknowledges and agrees that references to the Credit Agreement in such Security Agreements are hereby amended to refer to the Credit Agreement as amended by this Amendment and that in all other respects such Security Agreements shall continue in full force and effect, and that pursuant to such Security Agreements Borrower has granted and hereby confirms and grants to Bank a continuing first and prior security interest in the Collateral to secure payment and performance of all Obligations.

         14. Miscellaneous.

                  (a) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (b) Capitalized Terms. Except as otherwise defined herein, capitalized terms shall have the meanings specified in the Credit Agreement.



SECOND AMENDMENT TO CREDIT AGREEMENT - PAGE 4

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

                  (d) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of California (without reference to principles of conflicts of laws), provided, however, that Bank shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Borrower and Bank, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



SECOND AMENDMENT TO CREDIT AGREEMENT - PAGE 5

               Executed as of the day and year first above written



                                            BORROWER:


                                            WOODWARD MARKETING, L.L.C.,
                                            a Delaware limited liability company



                                            By:      /s/ HENRY O. DRILLING
                                                   -----------------------------
                                            Name:    Henry O. Drilling
                                                   -----------------------------
                                            Title:   Sr. Vice President
                                                   -----------------------------


                                            BANKS:


                                            BANK OF AMERICA, N. A.,
                                            as Agent


                                            By:      /s/ IRENE C. RUMMEL
                                                   -----------------------------
                                            Name:    Irene C. Rummel
                                                   -----------------------------
                                            Title:   Vice President
                                                   -----------------------------


                                            BANK OF AMERICA, N. A.,
                                            as a Bank and Issuing Bank


                                            By:      /s/ IRENE C. RUMMEL
                                                   -----------------------------
                                            Name:    Irene C. Rummel
                                                   -----------------------------
                                            Title:   Vice President
                                                   -----------------------------

SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT

                                           GUARANTORS:


                                           WOODWARD MARKETING, INC.


                                           By:      /s/ HENRY O. DRILLING
                                                  ------------------------------
                                           Name:    Henry O. Drilling
                                                  ------------------------------
                                           Title:   Sr. Vice President
                                                  ------------------------------


                                           ATMOS ENERGY MARKETING, LLC


                                           By:     /s/ LAURIE M. SHERWOOD
                                                  -----------------------------
                                           Name:   Laurie M. Sherwood
                                                  -----------------------------
                                           Title:  Vice President and Treasurer
                                                  -----------------------------


                                                   /s/ J. D. WOODWARD
                                           ------------------------------------
                                                   J. D. WOODWARD


                                                   /s/ JAMES KIFER
                                           ------------------------------------
                                                   JAMES KIFER



SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT

                                  SCHEDULE 2.01

                              UNCOMMITTED LINE AND
                            UNCOMMITTED LINE PORTION
                         (EXCLUDING OVERDRAFT LINES AND
                                 SWAP CONTRACTS)



                                                                                           Pro Rata
Line:                          Bank                             Dollar Amount               Share
-----                          ----                             -------------              --------
Borrowing Base               Bank of America                    $100,000,000.00               100%
Line

Collateralized               Bank of America                    $ 15,000,000.00               100%
L/C Line




SCHEDULE

                                    EXHIBIT A

                           FORM OF NOTICE OF BORROWING
                               (LETTERS OF CREDIT)

                                     [DATE]

Bank of America, N. A.
333 Clay Street, Suite 4550
Houston, Texas 77002
Attention: Irene C. Rummel
Telephone: (713) 651-4921
Facsimile: (713) 651-4801

         Re: Credit Agreement, dated to be effective as of August 9, 2000 (as amended or supplemented from time to time, the "Agreement"), by and among Woodward Marketing, L.L.C. (the "Borrower"), the banks that from time to time are parties thereto, and Bank of America, N. A., as Agent

Ladies and Gentlemen:

         Reference is made to the Agreement (capitalized terms used herein that are not defined shall have the respective meanings ascribed thereto in the Agreement). The Borrower hereby gives notice of its intention to request the [ISSUANCE, AMENDMENT, OR RENEWAL] of Letters of Credit as is further described on the Letter of Credit Application attached hereto.

         The Borrower represents and warrants, as of the date hereof and as of the date any Letter of Credit is Issued, amended or renewed, that (i) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the Letters of Credit requested above; and (ii) that neither the Borrowing Base Advance Cap nor the limit under the Collateralized L/C Line will be exceeded after giving effect to the Letters of Credit requested above.

                                           Very truly yours,

                                           WOODWARD MARKETING, L.L.C.,



                                           By:     /s/ HENRY O. DRILLING
                                              ----------------------------------
                                           Name:   Henry O. Drilling
                                                --------------------------------
                                           Title:  Responsible Officer



EXHIBIT A